Exhibit 99.1

ServiceNow Reports Financial Results for Third Quarter 2015

SANTA CLARA, Calif.--(BUSINESS WIRE)--October 21, 2015--ServiceNow® (NYSE:NOW), the enterprise cloud company, today announced the financial results for its third quarter 2015.

Third Quarter 2015 Results:

  Revenues of $261.2 million, an increase of 46% year-over-year and 55% in constant currency.
  GAAP net loss of $41.0 million, or a loss of $0.26 per basic and diluted share, compared to a GAAP net loss of $41.1 million, or a loss of $0.28 per basic and diluted share, in the third quarter of 2014.
  Non-GAAP net income of $25.0 million, or income of $0.16 per basic share and $0.15 per diluted share, compared to a non-GAAP net income of $5.7 million, or income of $0.04 per basic share and $0.03 diluted share, in the third quarter of 2014.
  Billings were $286.4 million, an increase of 38% year-over-year and 46% in constant currency.
  Free cash flow was $42.3 million, an increase of 512% year-over-year.

For a reconciliation of these GAAP and non-GAAP financial measures, please see the table entitled “Results of Operations GAAP to Non-GAAP Reconciliation” included at the end of this release.

“We now count more than 30% of the Global 2000 as customers, an increase of 39 from the prior quarter,” said Frank Slootman, president and chief executive officer, ServiceNow. “Additionally, we now have 206 customers with annualized contract value in excess of $1 million, an increase of 62% year-over-year.”

“We continue to see customers increase their initial annualized contract value by greater than 50% on average every year,” said Michael Scarpelli, chief financial officer, ServiceNow. “In addition, we’re demonstrating more leverage in our business model as free cash flow exceeded third quarter guidance, and we expect our full year 2015 free cash flow to be north of $200 million.”

Financial Outlook:

The financial guidance discussed below is on a non-GAAP basis, except for revenues, and excludes stock-based compensation expense, amortization of purchased intangibles, and acquisition-related expenses. Please see the tables included at the end of this release for a reconciliation of these non-GAAP financial measures to the related GAAP financial measures. For the fourth quarter of 2015, we expect:

  Total revenues between $277 and $282 million, representing year-over-year growth between 40% and 42%, and between 44% and 47% in constant currency. Our total fourth quarter revenue estimate consists of subscription revenues between $239 and $243 million, and professional services and other revenues between $38 and $39 million.
  Billings between $370 and $375 million, representing year-over-year growth between 35% and 37%, and between 39% and 41% in constant currency.
  Subscription gross margin of approximately 82%, professional services and other gross margin of approximately 15%, and overall gross margin of approximately 73%.
  Operating margin of approximately 9%.
  Free cash flow of approximately $60 million.

For the full year 2015, we expect:

  Total revenues of approximately $1 billion, representing year-over-year growth of approximately 47%, and approximately 55% in constant currency.
  Billings of approximately $1.2 billion, representing year-over-year growth of approximately 41%, and approximately 49% in constant currency.
  Operating margin of approximately 9%.
  Free cash flow of approximately $207 million.

Conference Call Details:

The conference call will begin at 2 p.m. Pacific Time (21:00 GMT) on Wednesday, Oct. 21, 2015. Interested parties may listen to the call by dialing 877.703.6105 (passcode: 79125980), or if outside North America, by dialing +1.857.244.7304 (passcode: 79125980). Individuals may access the live teleconference from the investor relations section of the ServiceNow website at http://investors.servicenow.com.

An audio replay of the conference call and webcast will be available three hours after its completion and will be accessible for 30 days. To hear the replay, interested parties may go to the investor relations section of the ServiceNow website or dial 888.286.8010 (passcode: 81146319), or if outside North America, by dialing +1.617.801.6888 (passcode: 81146319).

Statement regarding use of non-GAAP financial measures

We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

Our financial measures under GAAP include foreign currency impact, stock-based compensation expense, the amortization of debt discount and issuance costs related to the convertible senior notes, amortization of purchased intangibles and acquisition-related expenses, and the related income tax effect of these adjustments. We believe the presentation of operating results that exclude these items provides useful supplemental information to investors and facilitates the analysis of our core operating results and comparison of operating results across reporting periods.

Free cash flow, which is a non-GAAP financial measure, is calculated as GAAP net cash provided by operating activities reduced by purchases of property and equipment. We believe information regarding free cash flow provides investors with an important perspective on the cash available to invest in our business and fund ongoing operations. However, our calculation of free cash flow may not be comparable to similar measures used by other companies.

Billings is calculated as revenue plus the change in total deferred revenue as presented on the statement of cash flows. We believe billings offers investors useful supplemental information regarding the performance of our business, and will help investors better understand the sales volumes and performance of our business.

We present constant currency information to provide a framework for assessing how our underlying business performed excluding the effect of foreign currency rate fluctuations. To present this information, current period results for entities reporting in currencies other than U.S. Dollars are converted into U.S. Dollars at the exchange rates in effect during the prior period presented, rather than the actual exchange rates in effect during the current period.

The company encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Please see the tables included at the end of this release for the reconciliation of GAAP and non-GAAP results.

Use of forward-looking statements

This release contains “forward-looking statements” regarding our performance, including in the section entitled “Financial Outlook.” Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

Among the important factors that could cause actual results to differ materially from those in any forward-looking statements are: (i) errors, interruptions, delays, or security breaches in or of our service or web hosting, (ii) our ability to grow at our expected rate of growth, including our ability to convert deferred revenue and backlog into revenue, add and retain customers, sell additional subscriptions to existing customers and enter new geographies and markets, (iii) our ability to continue to release, and gain customer acceptance of, improved versions of our services, (iv) our ability to develop and gain customer acceptance of new products and services, including our platform, and (v) our ability to compete successfully against existing and new competitors.

Further information on these and other factors that could affect our financial results are included in our Form 10-K for the year ended December 31, 2014 and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-Q that will be filed for the quarter ended September 30, 2015.

We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

About ServiceNow

ServiceNow is changing the way people work. With a service-orientation toward the activities, tasks and processes that make up day-to-day work life, we help the modern enterprise operate faster and be more scalable than ever before. Customers use our service model to define, structure and automate the flow of work, removing dependencies on email and spreadsheets to transform the delivery and management of services for the enterprise. ServiceNow enables service management for every department in the enterprise including IT, human resources, facilities, field service and more. We deliver a ‘lights-out, light-speed’ experience through our enterprise cloud – built to manage everything as a service. To find out how, visit www.servicenow.com.

ServiceNow and the ServiceNow logo are registered trademarks of ServiceNow. All other brand and product names are trademarks or registered trademarks of their respective holders.

ServiceNow Q3 2015 complete financial tables (download PDF)

ServiceNow, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014

Revenues:
Subscription	$223,208	$150,367	$603,576	$400,466
Professional services and other	37,942	28,345	116,254	84,093
Total revenues	261,150	178,712	719,830	484,559
Cost of revenues (1):
Subscription	46,053	37,925	133,889	102,357
Professional services and other	35,835	28,161	104,615	75,781
Total cost of revenues	81,888	66,086	238,504	178,138
Gross profit	179,262	112,626	481,326	306,421
Operating expenses (1):
Sales and marketing	117,899	84,002	364,530	245,355
Research and development	55,822	39,683	158,946	106,232
General and administrative	33,581	23,440	93,357	69,985
Total operating expenses	207,302	147,125	616,833	421,572
Loss from operations	(28,040)	(34,499)	(135,507)	(115,151)
Interest and other expense, net	(11,791)	(5,949)	(21,851)	(17,143)
Loss before provision for income taxes	(39,831)	(40,448)	(157,358)	(132,294)
Provision for income taxes	1,199	602	3,690	2,430
Net loss	$(41,030)	$(41,050)	$(161,048)	$(134,724)
Net loss per share - Basic and Diluted	$(0.26)	$(0.28)	$(1.04)	$(0.93)
Weighted-average shares used to compute net loss per share - Basic and Diluted	156,930,506	146,335,519	154,352,037	144,239,844

(1) Includes total stock-based compensation expense for stock-based awards as follows:
	Three Months Ended		Nine Months Ended
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Cost of revenues:
Subscription	$5,951	$3,995	$17,183	$10,896
Professional services and other	5,804	3,572	16,788	9,188
Sales and marketing	26,011	14,956	74,690	36,382
Research and development	18,130	11,682	51,703	29,973
General and administrative	9,215	7,285	29,167	21,884

ServiceNow, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	September 30, 2015	December 31, 2014
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$349,073	$252,455
Short-term investments	379,878	416,336
Accounts receivable, net	159,768	159,171
Current portion of deferred commissions	47,583	43,232
Prepaid expenses and other current assets	45,305	35,792
Total current assets	981,607	906,986
Deferred commissions, less current portion	29,595	29,453
Long-term investments	400,512	266,772
Property and equipment, net	132,713	104,237
Intangible assets, net	44,527	54,526
Goodwill	55,547	55,016
Other assets	18,387	8,089
Total assets	$1,662,888	$1,425,079

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$30,654	$17,829
Accrued expenses and other current liabilities	84,681	79,497
Current portion of deferred revenue	519,486	409,671
Total current liabilities	634,821	506,997
Deferred revenue, less current portion	8,917	12,567
Convertible senior notes, net	466,831	443,764
Other long-term liabilities	35,385	33,076
Stockholders’ equity	516,934	428,675
Total liabilities and stockholders’ equity	$1,662,888	$1,425,079

ServiceNow, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014

Cash flows from operating activities:
Net loss	$(41,030)	$(41,050)	$(161,048)	$(134,724)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	15,100	12,104	43,957	28,734
Amortization of premiums on investments	1,768	2,185	5,380	6,044
Amortization of deferred commissions	16,774	12,763	48,055	36,398
Amortization of debt discount and issuance costs	7,839	7,325	23,124	21,608
Stock-based compensation	65,111	41,490	189,531	108,323
Tax benefit from employee stock plans	(584)	(573)	(1,181)	(1,190)
Other	(1,153)	(383)	(5,393)	(1,973)
Changes in operating assets and liabilities:
Accounts receivable	(16,642)	(4,837)	(5,303)	(6,935)
Deferred commissions	(21,336)	(19,149)	(54,168)	(47,115)
Prepaid expenses and other assets	(889)	(1,285)	(8,915)	(2,386)
Accounts payable	6,678	(7,084)	8,312	3,892
Deferred revenue	25,255	29,039	115,812	92,351
Accrued expenses and other liabilities	6,174	(5,545)	11,856	(11,751)
Net cash provided by operating activities	63,065	25,000	210,019	91,276
Cash flows from investing activities:
Purchases of property and equipment	(20,768)	(18,094)	(62,588)	(45,499)
Acquisition, net of cash acquired	—	(99,813)	(1,100)	(99,813)
Purchases of investments	(211,671)	(119,471)	(543,167)	(360,783)
Purchase of strategic investment	—	—	(10,000)	—
Sale of investments	104,269	28,914	242,631	97,807
Maturities of investments	56,972	67,450	203,632	134,618
Restricted cash	(474)	—	(408)	(55)
Net cash used in investing activities	(71,672)	(141,014)	(171,000)	(273,725)
Cash flows from financing activities:
Proceeds from employee stock plans	31,663	25,218	73,347	54,398
Taxes paid related to net share settlement of equity awards	(157)	(125)	(12,603)	(494)
Tax benefit from employee stock plans	584	573	1,181	1,190
Payments on financing obligation	(112)	—	(112)	—
Net cash provided by financing activities	31,978	25,666	61,813	55,094
Foreign currency effect on cash and cash equivalents	348	(3,841)	(4,214)	(3,862)
Net increase/(decrease) in cash and cash equivalents	23,719	(94,189)	96,618	(131,217)
Cash and cash equivalents at beginning of period	325,354	329,275	252,455	366,303
Cash and cash equivalents at end of period	$349,073	$235,086	$349,073	$235,086

Calculation of free cash flows (a non-GAAP measure):
Net cash provided by operating activities	$63,065	$25,000	$210,019	$91,276
Purchases of property and equipment	(20,768)	(18,094)	(62,588)	(45,499)
Free cash flows	$42,297	$6,906	$147,431	$45,777

ServiceNow, Inc.
Results of Operations GAAP to Non-GAAP Reconciliation
(in thousands, except share and per share data)
(Unaudited)

	Three Months Ended				Nine Months Ended
				Constant currency
	September 30, 2015	September 30, 2014	Growth rates	growth rates (1)	September 30, 2015	September 30, 2014

Revenues:
GAAP subscription revenues	$223,208	$150,367			$603,576	$400,466
GAAP professional services and other revenues	37,942	28,345			116,254	84,093
GAAP total revenues	261,150	178,712	46%	55%	719,830	484,559
Change in deferred revenue from Consolidated Statements of Cash Flows	25,255	29,039			115,812	92,351
Non-GAAP billings	$286,405	$207,751	38%	46%	$835,642	$576,910

Cost of revenues:
GAAP subscription cost of revenues	$46,053	$37,925			$133,889	$102,357
Add back:
Stock-based compensation	(5,951)	(3,995)			(17,183)	(10,896)
Amortization of purchased intangibles	(2,747)	(2,559)			(8,246)	(3,306)
Acquisition and other related costs	—	(2)			—	(2)
Non-GAAP subscription cost of revenues	$37,355	$31,369			$108,460	$88,153

GAAP professional services and other cost of revenues	$35,835	$28,161			$104,615	$75,781
Add back:
Stock-based compensation	(5,804)	(3,572)			(16,788)	(9,188)
Amortization of purchased intangibles	—	—			—	—
Acquisition and other related costs	—	(9)			—	(9)
Non-GAAP professional services and other costs of revenues	$30,031	$24,580			$87,827	$66,584

Gross profit:
Non-GAAP subscription gross profit	$185,853	$118,998			$495,116	$312,313
Non-GAAP professional services and other gross profit	7,911	3,765			28,427	17,509
Non-GAAP gross profit	$193,764	$122,763			$523,543	$329,822

Operating expenses:
GAAP sales and marketing expenses	$117,899	$84,002			$364,530	$245,355
Add back:
Stock-based compensation	(26,011)	(14,956)			(74,690)	(36,382)
Amortization of purchased intangibles	(145)	(182)			(436)	(286)
Acquisition and other related costs	—	(12)			—	(13)
Non-GAAP sales and marketing expenses	$91,743	$68,852			$289,404	$208,674

GAAP research and development expenses	$55,822	$39,683			$158,946	$106,232
Add back:
Stock-based compensation	(18,130)	(11,682)			(51,703)	(29,973)
Amortization of purchased intangibles	—	—			—	—
Acquisition and other related costs	—	(10)			—	(31)
Non-GAAP research and development expenses	$37,692	$27,991			$107,243	$76,228

GAAP general and administrative expenses	$33,581	$23,440			$93,357	$69,985
Add back:
Stock-based compensation	(9,215)	(7,285)			(29,167)	(21,884)
Amortization of purchased intangibles	—	(5)			—	(16)
Acquisition and other related costs	—	(416)			—	(1,117)
Non-GAAP general and administrative expenses	$24,366	$15,734			$64,190	$46,968

GAAP total operating expenses	$207,302	$147,125			$616,833	$421,572
Add back:
Stock-based compensation	(53,356)	(33,923)			(155,560)	(88,239)
Amortization of purchased intangibles	(145)	(187)			(436)	(302)
Acquisition and other related costs	—	(438)			—	(1,161)
Non-GAAP total operating expenses	$153,801	$112,577			$460,837	$331,870

Income (loss) from operations:
GAAP loss from operations	$(28,040)	$(34,499)			$(135,507)	$(115,151)
Add back:
Stock-based compensation	65,111	41,490			189,531	108,323
Amortization of purchased intangibles	2,892	2,746			8,682	3,608
Acquisition and other related costs	—	449			—	1,172
Non-GAAP income (loss) from operations	$39,963	$10,186			$62,706	$(2,048)

Interest and other expense, net
GAAP interest and other expense, net	$(11,791)	$(5,949)			$(21,851)	$(17,143)
Add back:
Amortization of debt discount and issuance costs for the convertible senior notes	7,839	7,325			23,124	21,609
Non-GAAP interest and other expense, net	$(3,952)	$1,376			$1,273	$4,466

Income/ (loss) before provision for income taxes
GAAP loss before provision for income taxes	$(39,831)	$(40,448)			$(157,358)	$(132,294)
Add back:
Stock-based compensation	65,111	41,490			189,531	108,323
Amortization of purchased intangibles	2,892	2,746			8,682	3,608
Acquisition and other related costs	—	449			—	1,172
Amortization of debt discount and issuance costs for the convertible senior notes	7,839	7,325			23,124	21,609
Non-GAAP income before provision for income taxes	$36,011	$11,562			$63,979	$2,418

Provision for income taxes:
GAAP provision for income taxes	$1,199	$602			$3,690	$2,430
Add back:
Income tax expense effects related to the above adjustments	9,855	5,305			25,598	14,990
Non-GAAP provision for income taxes	$11,054	$5,907			$29,288	$17,420

Net income (loss):
GAAP net loss	$(41,030)	$(41,050)			$(161,048)	$(134,724)
Add back:
Stock-based compensation	65,111	41,490			189,531	108,323
Amortization of purchased intangibles	2,892	2,746			8,682	3,608
Acquisition and other related costs	—	449			—	1,172
Amortization of debt discount and issuance costs for the convertible senior notes	7,839	7,325			23,124	21,609
Income tax expense effects related to the above adjustments	(9,855)	(5,305)			(25,598)	(14,990)
Non-GAAP net income (loss)	$24,957	$5,655			$34,691	$(15,002)

Net income (loss) per share - basic and diluted:
GAAP net loss per share - basic and diluted	$(0.26)	$(0.28)			$(1.04)	$(0.93)
Non-GAAP net income (loss) per share - basic	$0.16	$0.04			$0.22	$(0.10)
Non-GAAP net income (loss) per share - diluted	$0.15	$0.03			$0.21	$(0.10)

Weighted-average shares used to compute net income (loss) per share - basic	156,930,506	146,335,519			154,352,037	144,239,844

GAAP weighted-average shares used to compute net loss per share - diluted	156,930,506	146,335,519			154,352,037	144,239,844
Effect of dilutive securities (stock options, restricted stock units and common stock subject to repurchase)	11,620,665	16,549,145			13,495,586	—
Non-GAAP weighted-average shares used to compute net income per share - diluted	168,551,171	162,884,664			167,847,623	144,239,844

(1) Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.

ServiceNow, Inc.
Reconciliation of Non-GAAP Financial Guidance

The financial guidance provided below is an estimate based on information available as of September 30, 2015. The company’s future performance and financial results are subject to risks and uncertainties, and actual results could differ materially from the guidance set forth below. Some of the factors that could affect the company’s financial results are stated above in this press release. More information on potential factors that could affect the company’s financial results is included from time to time in the company’s public reports filed with the SEC, including the company's Annual Report on Form 10-K filed on February 27, 2015 and the company's Form 10-Q for the quarter ended September 30, 2015 to be filed with the SEC. The company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

	Three Months Ended	Three Months Ended		Constant currency
	December 31, 2015	December 31, 2014	Growth rates	growth rates (1)

Non-GAAP billings	$370 - $375 million	$274 million	35% - 37%	39% - 41%

Change in deferred revenue from Consolidated Statements of Cash Flows	93 million	76 million

GAAP revenue	$277 - $282 million	$198 million	40% - 42%	44% - 47%

Non-GAAP subscription gross margin	82%

Stock-based compensation expense	(2%)

Amortization of acquired intangible assets	(1%)

GAAP subscription gross margin	79%

Non-GAAP professional services and other gross margin	15%

Stock-based compensation expense	(2%)

GAAP professional services and other gross margin	13%

Non-GAAP total gross margin	73%

Stock-based compensation expense	(4%)

GAAP total gross margin	69%

Non-GAAP operating margin	9%

Stock-based compensation expense	(24%)

Amortization of acquired intangible assets	(1%)

GAAP operating margin	(16%)

Non-GAAP free cash flows	$60 million

Purchases of property and equipment	30 million

GAAP net cash provided by operating activities	$90 million

	Twelve Months Ended	Twelve Months Ended		Constant currency
	December 31, 2015	December 31, 2014	Growth rates	growth rates (1)
Non-GAAP billings	$1,200 million	$851 million	41%	49%

Change in deferred revenue from cash flow	~200 million	168 million

GAAP revenue	~$1,000 million	$683 million	47%	55%

Non-GAAP operating margin	9%

Stock-based compensation expense	(26%)

Amortization of acquired intangible assets	(1%)

GAAP operating margin	(18%)

Non-GAAP free cash flows	$207 million

Purchases of property and equipment	93 million

GAAP net cash provided by operating activities	$300 million

(1) Constant currency growth rates presented are derived from converting the current period estimates for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the current period estimated exchange rates.

CONTACT:
ServiceNow
Media Contacts:
Colleen Haikes, 669-262-2001
press@servicenow.com
Candice Garmoe, 408-450-7287
press@servicenow.com
Investor Contact:
ir@servicenow.com